SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                           [Amendment No. __________]

Filed by the Registrant                                                |X|
Filed by a Party other than the Registrant                             |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      Double Eagle Petroleum And Mining Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   Stephen H. Hollis, Chief Executive Officer
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                  Not applicable
                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  Not applicable
                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  Not applicable
                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  Not applicable
                  --------------------------------------------------------------

         5)       Total fee paid:

                  Not applicable
                  --------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid: Not applicable
         2.       Form Schedule or Registration Statement No.: Not applicable
         3.       Filing party: Not applicable
         4.       Date Filed: Not applicable

                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on February 24, 1997

To our Shareholders:

         The Annual Meeting of Shareholders of Double Eagle Petroleum and Mining Co., a Wyoming corporation (the "Company"), will be held in the Overland Plaza Building, 777 Overland Trail, Casper Wyoming, on Monday, February 24, 1997 at 11:00 a.m., to consider and vote upon a proposal to elect the five members of the Board of Directors, a proposal to ratify the selection of Hocker, Lovelett, Hargens & Skogen, P.C. to serve as the Company's independent certified public accountants for the year ending August 30, 1997, and to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on January 13, 1997 are entitled to notice of, and to vote at, the annual shareholders' meeting.

         All shareholders are extended a cordial invitation to attend the Special Meeting of Shareholders.

         By Order of the Board of Directors.




                                                 CAROL A. OSBORNE
                                                 Corporate Secretary
Casper, Wyoming
January 13, 1997



--------------------------------------------------------------------------------
THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT
                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                February 24, 1997

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum and Mining Co. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at 11:00 a.m., in the Overland Plaza Building, 777 Overland Trail, Casper Wyoming, on Monday, February 24, 1997, and at any adjournment thereof. It is planned that this Proxy
Statement and the accompanying proxy will be mailed to the Company's shareholders on or about January 13, 1997.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted to by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock") with each share entitled to one vote. Only shareholders of record at the close of business on January 13, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On January 1, 1997, the Company had 3,712,371 shares outstanding. Cumulative voting in the election of directors is permitted. Thus, each shareholder of record as of the record date shall have the right to vote the number of shares owned by him for as many persons as there are director nominees or to cumulate his shares so as to give one candidate as many votes as the number of director nominees multiplied by the number of shares shall equal, or to distribute his votes on the same principle among as many candidates as the shareholder shall determine.

     An Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 1996, is being mailed to shareholders with the proxy material, but such annual report does not constitute part of the proxy soliciting material.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect five members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is permitted in the election of directors. See above, "GENERAL INFORMATION". In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as Management's nominees for directors of the Company. Each of the nominees currently is a director of the Company with the exception of Ken
M. Daraie. There is no nominating committee of the Board Of Directors.

     Each of the nominees has consented to be named herein and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "EXECUTIVE COMPENSATION", "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT", and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".


                                                                          Expiration Of
                                               Position With The             Term As          Initial Date
      Name                     Age               Company (1)                 Director          As Director
      ----                     ---             -----------------          --------------      ------------

Stephen H. Hollis               46       Chief Executive                  Next Annual             1989
                                         Officer, President and           Meeting
                                         Director

Dr. Richard B. Laudon           62       Chairman Of The                  Next Annual             1972
                                         Board, Treasurer, Vice           Meeting
                                         President and Director

Tom R. Creager                  38       Director                         Next Annual             1996
                                                                          Meeting

William N. Heiss                44       Director                         Next Annual             1996
                                                                          Meeting

Ken M. Daraie                   38       Nominee for Director             Next Annual            --
                                                                          Meeting

----------------------------

(1) The Company has one additional executive officer who is not named in the above table, Carol A. Osborne. Ms. Osborne has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996.

     Dr. Richard B. Laudon has served as Chairman Of The Board, a Director and the Treasurer of the Company since January 1972. In addition, Dr. Laudon has served as a Vice President of the Company since January 1996. From 1972 until January 1994, Dr. Laudon served as the President of the Company. Dr. Laudon held various geological positions with Esso Corporation from 1959 to 1969. He was employed as a senior geologist for an affiliate of United Nuclear Corporation from 1969 to 1970, and was an independent consulting geologist until 1972. Dr. Laudon was the President of the Rocky Mountain Section of American Association of Petroleum Geologists in 1986. Dr. Laudon received a Bachelor of Science Degree in Geology from the University of Tulsa in 1956, a Master of Science Degree in Geology from the University of Wisconsin in 1957, and a Doctorate of Philosophy in Geology from the University of Wisconsin in 1959.

     Stephen H. Hollis has served as the President of the Company since January 1994 and as Chief Executive Officer since January 1997. Mr. Hollis previously served as a Vice President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has served as the Vice President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and served as the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     William N. Heiss has served as a Director of the Company since January 1996. Mr. Heiss owned a mineral brokerage business until 1981, when he went into private law practice, emphasizing mineral and real property law. Mr. Heiss has served as a Director and the Secretary of Hollis Oil & Gas Co. since 1987 and as President since January 1994. He is a member of the Rocky Mountain Mineral Law Foundation, and the Natrona County and Wyoming Bar Associations. Mr. Heiss received a B.A. Degree in mathematics from Indiana University in 1970 and a J.D. degree from the University of Wyoming in 1978.

     Tom R. Creager has served as a Director of the Company since January 1996. Since October 1991, Mr. Creager has been President and Senior Portfolio Manager with Pinnacle West Asset Management, Inc., a firm engaged in investment management and research and as a consultant to CPA Consulting Group, P.C. working in the areas of taxation, business and financial consulting. From 1985 to 1991, he worked in public accounting primarily in income tax areas. Mr. Creager has served as a Director of Hollis Oil & Gas Co. since July 1989. From 1983 until 1985, Mr. Creager was employed by an oil and gas contractor and supply company as corporate controller. Mr. Creager received a B.A. Degree in Accounting from the University of Wyoming in 1983.

     Ken M. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc. in Casper, where he held Engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation and Barlow & Haun, Inc. as Project Manager and General Manager, respectively. In 1995, Mr. Daraie founded

Continental Industries, LC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Section 16(a) Beneficial Ownership Reporting Compliance.

     One transaction in January 1996, required to be reported by Stephen H. Hollis on a Statement Of Change In Beneficial Ownership Of Securities on Form 4, was reported late with the Securities And Exchange Commission ("SEC") on a Form 5, Annual Statement Of Changes In Beneficial Ownership. An Initial Statement Of Beneficial Ownership on Form 3 required to be filed by William N. Heiss in January 1996 was reported late with the SEC on a Form 5, Annual Statement Of Changes In Beneficial Ownership. An Initial Statement Of Beneficial Ownership on Form 3 required to be filed by Tom R. Creager in January 1996 was reported late with the SEC on a Form 5, Annual Statement Of Changes In Beneficial Ownership. An Initial Statement Of Beneficial Ownership on Form 3 required to be filed by Carol A. Osborne in January 1996 was reported late with the SEC on a Form 5, Annual Statement Of Changes In Beneficial Ownership.

     Board Of Directors Meetings.

     The Board Of Directors met three times and took action by unanimous written consent two times during the year ended August 31, 1996. Also during the year ended August 31, 1996, each director participated in at least 75 percent of the total number of meetings and actions by unanimous written consent of the Board Of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's Chief Executive Officer and President. No employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.


                                                Annual Compensation

                                                                       Long-Term              Other Annual
Name and                 Fiscal Year      Salary          Bonus        Compensation--         Compen-
Principal Position       Ended            ($)(1)          ($)          Options (#)            sation ($)
-----------------------  ---------------  --------------  -----------  --------------         ----------
Stephen H. Hollis,       1996             $53,700         -0-          50,000                 -0-
Chief Executive
Officer and              1995             $53,700         -0-          70,000                 -0-
President
                         1994             $53,700         -0-          50,000                 -0-

------------------

(1)  The dollar value of base salary (cash and non-cash) received.

Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 1996 to the Company's Chief Executive Officer and President. See "--Stock Option Plans".


                                Option Grants For Fiscal Year Ended August 31, 1996

                                                   % of Total
                                                   Options Granted
                                 Options           to Employees in        Exercise or Base        Expiration
Name                             Granted (#)       Fiscal Year            Price ($/Sh)            Date
----------------------------     -----------       -----------------      ------------------      -----------
Stephen H. Hollis,               50,000            100                    1.18                    1/22/99
  Chief Executive Officer and
  President


Aggregated Option Exercises And Fiscal Year-End Option Value Table.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 1996 by the Company's
Chief Executive Officer and President, and the fiscal year-end value of unexercised options held by the Chief Executive Officer and President.



                                            Aggregated Option Exercises
                                       For Fiscal Year Ended August 31, 1996
                                            And Year-End Option Values

                                                                                                      Value of
                                                                                                      Unexercised
                                                                              Number of               In-The-Money
                                                                              Unexercised             Options at
                                                                              Options at Fiscal       Fiscal Year-End
                                                                              Year-End (#)(3)         ($)(4)
                                 Shares
                                 Acquired on           Value                  Exercisable/            Exercisable/
Name                             Exercise (#) (1)      Realized ($)(2)        Unexercisable           Unexercisable
-------------------------------  --------------------  ---------------------  -------------------     -------------
Stephen H. Hollis,                        0                      0                170,000/0             $38,750/$0
 Chief Executive Officer
 and President


--------------------

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 1996.

(2) With respect to options exercised during the Company's fiscal year ended August 31, 1996, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3)  The  total  number  of  unexercised  options  held as of  August  31,  1996 separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 1996, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those exercised options, based on the bid price of the Company's Common Stock on August 31, 1996. The closing bid price for the Company's Common Stock on August 31, 1996 was $1.125 per share.


Stock Option Plans

     The 1993 Stock Option Plan. In November 1992, the Board Of Directors of the Company approved the Company's Stock Option Plan (1993) (the "1993 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1993 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees of the Company, including officers and directors who are salaried employees who have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company. The options granted pursuant to the 1993 Plan are intended to be incentive options qualifying for beneficial tax treatment for the recipient. The 1993 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1993 Plan. At August 31, 1996, options to purchase 200,000 shares were outstanding under the 1993 Plan. In September 1996, options to purchase 30,000 shares held by Carol A. Osborne were repurchased by the Company for an aggregate of $13,200. As a result, options to purchase an additional 30,000 shares could be granted under the 1993 Plan.

     The 1996 Stock Option Plan. In May 1996, the Board of Directors of the Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 1996, no options were outstanding under the 1996 Plan and options to purchase 200,000 could be granted under the 1996 Plan.

Compensation Of Outside Directors

     Directors of the Company who are not also employees of the Company ("Outside Directors") are paid $400 for each meeting of the Board Of Directors that they attend. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table summarizes certain information as of January 1, 1997 with respect to the beneficial ownership of the Company's common stock (i) by the Company's directors and nominee for director, (ii) by shareholders known by the Company to own 5% or more of the Company's common stock, and (iii) by all officers and directors as a group.

                                                                Percentage Of
                                                                   Class
Name And Address Of                             Number Of       Beneficially
Beneficial Owner                                 Shares            Owned
--------------------                           ----------       ------------

Dr. Richard B. Laudon                             569,147           15.3%
3737 West 46th
Casper, Wyoming 82604

Carol A. Osborne                                      200             --*

John R. Kerns                                      77,203            2.1%

Stephen H. Hollis (4)                          544,900(1)           14.7%
2037 S. Poplar
Casper, Wyoming 82601

William N. Heiss (4)                           350,000(2)            9.4%

Tom R. Creager(4)                              351,500(3)            9.5%

Ken M. Daraie(5)                                        0              --

Directors and Officers as a group         1,192,950(1)(4)           30.7%
(Six Persons)

Hollis Oil & Gas Co. (4)                          350,000            9.4%

---------------

* Less than one percent.

(1) Includes options held by Mr. Hollis to purchase 50,000 shares of Common Stock that expire January 19, 1997, options to purchase 70,000 shares that expire January 19, 1998, and options to purchase 50,000 shares that expire January 22, 1999. In addition to 24,900 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of the Company's Common Stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co.

(2) These shares are owned by Hollis Oil & Gas Co. Mr. Heiss is an officer, director and 30% beneficial owner of Hollis Oil & Gas Co.

(3) Includes 350,000 shares of Common Stock of the Company held by Hollis Oil & Gas Co. Mr. Creager is a director of Hollis Oil & Gas Co.

(4) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned five times in the table: once as beneficially owned by Hollis Oil & Gas Company, again under the beneficial ownership of each of Mr. Hollis, Mr. Heiss, and Mr. Creager, and also as part of the shares beneficially owned by Directors and Officers as a group.

(5)  Mr. Daraie is a nominee for Director.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended August 31, 1995, the Company acquired certain proved oil and gas leases and overriding royalties from Hollis Oil & Gas Co. In addition to $71,300 cash, the Company issued 350,000 shares of restricted Common Stock with a market value of $131,250, for a total purchase price of $202,550. Mr. Stephen H. Hollis, the Chief Executive Officer, President and a Director of the Company, is a Vice President, Director and a shareholder of Hollis Oil & Gas Co. Mr. William N. Heiss, currently a Director of the Company, is the President, a Director, and a stockholder of Hollis Oil & Gas Co. Mr. Heiss was not a Director of the Company at the time of this transaction. The purchase price was determined by negotiations between the Company and Hollis Oil & Gas Co. and approved by the Company's Board Of Directors with Mr. Hollis abstaining. The Company did not obtain an independent appraisal of the interest purchased from Hollis Oil & Gas Co., however, it is the Company's position that this transaction was on as favorable terms as would have been obtained from an independent third party.

     The Company and certain directors, officers and shareholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     During the year ended August 31, 1994, the Company completed a private placement offering of 300,000 shares of its previously unissued common stock at $.70 per share to provide funding for the Company. The stock was offered in 10,000 share blocks to holders-of-record owning 10,000 shares or more. Of the 300,000 shares sold, 255,715 shares were purchased by Dr. Richard Laudon, the Chairman Of The Board Of Directors of the Company.

                       PROPOSAL TO RATIFY THE SELECTION OF
                    HOCKER, LOVELETT, HARGENS & SKOGEN, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the shareholders of the Company vote in favor of ratifying the selection of the firm of Hocker, Lovelett, Hargens & Skogen, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 1997 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Hocker, Lovelett, Hargens & Skogen, P.C. It is expected that one or more representatives of Hocker, Lovelett, Hargens & Skogen, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

                                VOTING PROCEDURES

     Votes at the Meeting are counted by inspectors of election appointed by the chairman of the Meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the Meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                         PROPOSALS OF SECURITIES HOLDERS

     Proposals of security holders intended to be presented at the next annual meeting must be received by the Company by August 24, 1997 in order to be included in the proxy statement and form of proxy relating to that meeting.

                      AVAILABILITY OF REPORTS ON FORM 10-K

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 TO ANY OF THE COMPANY'S SHAREHOLDERS OF RECORD OR TO ANY SHAREHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON JANUARY 13, 1997. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM AND MINING CO., 777 OVERLAND TRAIL, (P.O. BOX 766), CASPER, WYOMING 82601.


                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.


                                                     CAROL A. OSBORNE
                                                     Corporate Secretary


                                    * * * * *

                       DOUBLE EAGLE PETROLEUM & MINING CO.
PROXY                                                                     PROXY
               MANAGEMENT PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD MONDAY, FEBRUARY 24, 1997

     The undersigned shareholder of Double Eagle Petroleum & Mining Co. acknowledges receipt of the notice of Annual Meeting of Shareholders, to be held Monday, February 24, 1997 at 11:00 A.M., at the Overland Plaza Building, 777 Overland Trail, Casper, Wyoming, and hereby appoints Stephen H. Hollis or Carol
A. Osborne, or either of them, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at the Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that the
Attorneys  and  Proxies  may do or  cause  to be  done  by  virtue  hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.   Election of Directors:

         _____ Grant (except as otherwise noted below)

         Authority to vote for the election of the five nominees listed below, with discretionary authority to cumulate and distribute the votes to which the undersigned is entitled among the nominees unless a different distribution of votes is indicated by marking after the nominee's name.

         _____ Withhold

         (INSTRUCTION: TO WITHHOLD FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

      Richard B. Laudon     ____ Votes        Ken M. Daraie     ____ Votes
      Stephen H. Hollis     ____ Votes        Tom R. Creager    ____ Votes
                              William N. Heiss     ____ Votes

2. Proposal to approve the appointment of Hocker, Lovelett, Hargens & Skogen, P.C. as the independent auditors of the Company for the fiscal year ending August 31, 1997.

              ____ FOR             ____ AGAINST           ____ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.
      ---

                                       Dated this ____ day of __________, 199


                                       Signature
                                                --------------------------------

                                       Signature
                                                --------------------------------

                                        Please  sign  your  name  exactly  as it
                                        appears   on   the   shareholder   label
                                        attached to this proxy  card.  If shares
                                        are held  jointly,  each  holder  should
                                        sign.  Executors,  trustees,  and  other
                                        fiduciaries   should  so  indicate  when
                                        signing.

NOTE: Securities Dealers please state   PLEASE SIGN, DATE AND RETURN THIS PROXY
the number of shares voted by this      IMMEDIATELY.
proxy _____________

     [Red Ink] PROXY MUST BE RECEIVED BY FEBRUARY 21 TO BE COUNTED [Red Ink]